UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2019

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 America Center Drive,	San Jose,	California	95002
(Address of principal executive offices and Zip Code)
 (408) 404-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value of $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 12, 2019, Viavi Solutions Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized a common stock repurchase program of up to $200 million and raising the Company’s guidance for the first quarter of fiscal 2020. Under the repurchase program, the Company may purchase shares of common stock from time to time through open market repurchases or privately negotiated transactions. The repurchase program expires on September 30, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference in its entirety.

Additionally, the Company posted slides and historical financial tables on its website in connection with its analyst day presentations. A copy of these slides is furnished as Exhibit 99.2 and incorporated by reference in its entirety.

The information in this Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release entitled “VIAVI Announces $200 million Common Stock Repurchase Program, Raises Business Outlook and Announces Analyst Day Webcast” dated September 12, 2019
99.2	Slide presentation entitled “Viavi Solutions Analyst Day” dated September 12, 2019
104	The cover page from the Company’s periodic report on Form 8-K for the period ended September 12, 2019, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Kevin Siebert
	Name:	Kevin Siebert
	Title:	Senior Vice President, General Counsel and Secretary

September 12, 2019